#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Earnings Call

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Forward looking statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward-looking statements, which may be based on assumptions and anticipated events that do not materialize. 2

Greg Anderson

Chief Executive Officer and President



allegiant

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 4 Strong operational execution and customer affinity Strong operational execution and customer affinity • 99.8% controllable completion year-to-date Industry leading operational reliability • More than 5 million passengers in 2Q25 A new second-quarter record • 70% of our passengers were repeat customers Driven by value, reliability, and nonstop convenience • 17% increase in 1H25 AC utilization YoY While total AC and personnel remain flat • Named 2025’s Best Low-Cost Airline in North America by Skytrax Second consecutive year Allegiant has won this award 2Q25 results beat initial expectations • Reported an airline-only operating margin of 6.5% (GAAP) • Adjusted airline-only operating margin of 8.6%1 Exceeding initial expectations of 6% to 8% operating margin2 3.7 4.7 4.7 4.6 5.1 2Q21 2Q22 2Q23 2Q24 2Q25 Total Passengers (millions) Second Quarter Trends (1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation to the most comparable GAAP measure. (2) 2Q25 airline-only operating margin guide provided on May 6, 2025. 6.5 7.6 1H24 1H25 Utilization (block hours / ac-days) First Half Trends +1.1

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 5 We are making headway with our Allegiant-centric initiatives. Navitaire accelerating 737 MAX ramping up Allegiant Extra offering • Acceleration of Navitaire provides enhanced commercial capabilities • Recovered revenue headwinds due to Navitaire’ s implementation • Positioned to move faster to pursue new commercial initiatives • 737 MAX aircraft lead fleet in reliability and contribute significant margin advantage • MAX aircraft account for ~10% of ASMs in second quarter • We expect to exceed 15% of 737 MAX ASMs by year end • All MAX aircraft are delivered fully equipped with Allegiant Extra • Allegiant Extra offering deployed on 70% of fleet by end of year. • Pricing premium is additive to TRASM and margins

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 6 We’re managing with discipline and focus 2H25: Navigating with Caution, Positioned for Stability • Recent bookings show early signs of strengthening leisure demand • 3Q is seasonally weakest: concentrated in off-peak late August and September • ASM growth moderated: September now expected to be ~flat YoY • Operating loss expected in 3Q, but healthy full-year profit anticipated • Fleet count and personnel remained flat in 2025 despite capacity catch-up • TRASM vs. CASM-ex y/y changes expected to rank among industry’s best 2026 Outlook: Positioned for Margin Expansion • Capacity flattish, focused on yield growth leveraging existing infrastructure • Navitaire enables dynamic pricing, merchandising, and bundles • Allegiant Extra deployed on 70% of fleet by Jan 26, up from 50% • Peak flying mix should improve, supported by maturing routes • Credit card revenue tailwind: $140M+ and growing • MAX fleet share > 20% of ASMs, driving fuel and maintenance savings • Airbus retirements planned; proceeds to further strengthen balance sheet • Cost discipline remains core to our long-term advantage

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 7 Drew Wells Executive Vice President, Chief Commercial Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 8 Building momentum into year-end Quarter highlights • $669M in airline revenue, up ~3% YoY • TRASM: 11.57¢, down 11.2% YoY, in line with expectations • 16% ASM growth, matched by over 17% utilization increase • Peak days outperformed off-peak by ~4.5pts, even in same-capacity markets • Juneteenth emerged as strongest TRASM week of summer, followed by 4th of July 2H25 Outlook and Commercial Momentum • 3Q ASM growth forecast ~10%, down >10pts from start-of-year plan Cuts targeted at off-peak days and periods • July demand improved YoY, but most of the peak-July booking window was already closed • TRASM trend to improve sequentially into 4Q • Industry capacity in Nov/Dec remains elevated, especially into leisure markets • 7 new routes launching pre-Thanksgiving Including entry into RSW and new growth in Gulf Shores • Allegiant Extra ramping to 2/3 of departures in 3Q, maintaining strong buy-up • Navitaire traction building – $2/pax recapture complete Now delivering first incremental $1 benefit 14.4% 16.1% 10.0% 1Q25A 2Q25A 3Q25E Schedule Service ASMs Year-Over-Year Growth

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 9 Robert Neal Executive Vice President, Chief Financial Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D $1.86 $2.24 2Q24 2Q25 10 Delivered strong profitability above initial expectations $1.23 $1.77 2Q24 2Q25 Consolidated, Adjusted Diluted Earnings Per Share1 2Q24 vs 2Q25 • GAAP consolidated net loss of ($65.2) million in 2Q25 Resulting in loss per share (EPS) of ($3.62) • Delivered consolidated adjusted net income of $22.7 million1 in 2Q25 Resulting in adjusted earnings per share (EPS) of $1.231 • Airline segment reported adjusted net income of $34.3 million1 Yielding adjusted airline-only EPS of $1.861 for the quarter • Airline segment reported adjusted EBITDA of $122.5 million1 Yielding an adjusted airline-only EBITDA margin of 18.3%1 for the quarter • Second quarter fuel cost averaged $2.42 per gallon In line with expectations • Adjusted airline non-fuel unit costs (CASM-ex) were 7.68 cents Down 6.7% year-over-year (0.54) Airline Only, Adjusted Diluted Earnings Per Share1 2Q24 vs 2Q25 (0.38) (1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation of each non-GAAP number to the most comparable GAAP measure. Please see the earnings release for discussion as to why management believes presentation of these non-GAAP figures to be useful to investors (2) 2Q25 airline-only and consolidated EPS guide provided on May 6, 2025. Guidance2 $0.50 - $1.50 Guidance2 $0.00 - $1.00

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 11 Strengthening the balance sheet for future growth • We ended the quarter with $1.1 billion in available liquidity Including $853 million in cash and investments and $275 million in revolver capacity • Strong liquidity position, with cash & equivalents at 34% TTM revenues Among the highest liquidity ratios in the industry • Net leverage remained flat sequentially, at 2.6x Debt repayment during the quarter was $152 million, inclusive of $113.5 million in non- recurring repayments, and $38.5 million in scheduled debt payments 2.6x 3.4x 3.8x 4.1x 3.2x 2.6x 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Net Leverage (Net Debt / Adj. EBITDA) 1Q24 - 2Q25

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 12 Outlook summary 3Q25 System ASMs – y/y change ~9.0% Scheduled service ASMs – y/y change ~10.0% Fuel cost per gallon ~$2.55 Airline- only operating margin, excluding special charges (3.0%) – (6.0%) Airline-only earnings per share, excluding special charges(1) ($1.25) – ($2.25) Consolidated earnings per share, excluding special charges(1) ($1.75) – ($2.75) Third Quarter Airline-Only Guidance FY 2025 Aircraft-related capital expenditures (2) (millions) $260 to $280 Capitalized deferred heavy maintenance (millions) $50 to $70 Other airline capital expenditures (millions) $95 to $115 Recurring principal payments (millions) (3) $160 to $170 Full-Year Airline-Only CapEx (1) Denotes a non-GAAP financial measure for which no reconciliation to GAAP is provided as described in the earnings release. (2) Aircraft-related capital expenditures includes the purchase of aircraft, engines, induction costs, and pre-delivery deposits. This amount excludes capitalized interest related to pre-delivery deposits on new aircraft. Estimated capital expenditures are based on management's best estimate around aircraft deliveries, which differs from our contractual obligations. (3) Does not include repayment of pre-delivery deposit debt facilities due on delivery of aircraft. (4) Includes consolidated gross interest expense attributable to both the airline segment and the Sunseeker resort segment. (5) Includes capitalized interest related to pre-delivery deposits on new aircraft. FY 2025 System ASMs – y/y change ~12.0% Scheduled service ASMs – y/y change ~13.0% Fuel cost per gallon ~$2.53 Airline-only earnings per share, excluding special charges(1) > $3.25 Consolidated earnings per share, excluding special charges(1) > $2.25 Interest Expense (4) (millions) $140 to $150 Capitalized Interest (5) (millions) ($15) to ($25) Interest Income (millions) $30 to $40 Full-Year Airline-Only

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Q&A 13

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Q&A 14 Appendix

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 15 Non-GAAP Financial Measures Reconciliation 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, ratification bonuses, and corporate restructuring cost), the pending sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. * Note that amounts may not recalculate due to rounding Three Months Ended June 30, 2025 Consolidated Airline Sunseeker GAAP Adjustments(2) Adjusted (Non- GAAP)(1) GAAP Adjustments(2) Adjusted (Non- GAAP)(1) GAAP Adjustments(2) Adjusted (Non- GAAP)(1) Total operating revenues $ 689.4 $ — $ 689.4 $ 668.8 $ — $ 668.8 $ 20.6 $ — $ 20.6 Total operating expenses 756.9 (117.9) 638.9 625.6 (14.6) 611.0 131.3 (103.3) 28.0 Operating income (loss) $ (67.5) $ 117.9 $ 50.4 $ 43.2 $ 14.6 $ 57.8 $ (110.6) $ 103.3 $ (7.3) Operating margin (percent) (9.8) 7.3 6.5 8.6 NM (35.5) INCOME (LOSS) BEFORE INCOME TAXES $ (88.6) $ 117.9 $ 29.4 $ 29.7 $ 14.6 $ 44.3 $ (118.3) $ 103.3 $ (15.0) Reconciliation of adjusted operating expenses, adjusted operating income (loss), adjusted operating margin, and adjusted income (loss) before income taxes (millions)

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 16 Non-GAAP Financial Measures Reconciliation Three Months Ended June 30, 2025 Three Months Ended June 30, 2024 Amount Per Share Amount Per Share Net income (loss) as reported (GAAP) $ (65.2) $ 13.7 Less: Net income allocated to participating securities — (0.3) Net income attributable to common stock (GAAP) $ (65.2) $ (3.62) $ 13.4 $ 0.75 Plus: Net income allocated to participating securities — — 0.3 0.02 Plus: Special charges, net of recoveries(2) 117.9 6.55 18.1 1.01 Plus (Minus): Income tax effect of adjustments above (30.0) (1.67) 0.7 0.04 Adjusted net income(1) $ 22.7 $ 32.5 Less: Adjusted consolidated net income allocated to participating securities (0.5) (0.03) (0.8) (0.05) Effect of dilutive securities — — Adjusted net income attributable to common stock(1) $ 22.2 $ 1.23 $ 31.7 $ 1.77 Shares used for diluted computation (GAAP) (thousands) 17,995 17,869 Shares used for diluted computation (adjusted) (thousands) 18,027 17,869 Reconciliation of adjusted consolidated earnings per share and adjusted consolidated net income (millions except share and per share amounts) 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, ratification bonuses, and corporate restructuring cost), the pending sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. * Note that amounts may not recalculate due to rounding

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 17 Non-GAAP Financial Measures Reconciliation Three Months Ended June 30, 2025 Three Months Ended June 30, 2024 Amount Per Share Amount Per Share Net income (loss) as reported (GAAP) $ (65.2) $ 13.7 Less: Net income allocated to participating securities — (0.3) Net income (loss) attributable to common stock (GAAP) $ (65.2) $ (3.62) $ 13.4 $ 0.75 Plus: Net income allocated to participating securities — — 0.3 0.02 Plus: Sunseeker loss before income taxes 118.3 6.57 17.5 0.98 Plus: Special charges, net of recoveries(2) 14.6 0.81 20.1 1.12 Minus: Income tax effect of adjustments above (33.4) (1.86) (10.3) (0.57) Adjusted airline-only net income(1) $ 34.3 $ 41.0 Less: Adjusted airline-only net income allocated to participating securities (0.8) (0.04) (1.0) (0.06) Effect of dilutive securities — — Adjusted airline-only net income attributable to common stock(1) $ 33.5 $ 1.86 $ 40.0 $ 2.24 Shares used for diluted computation (GAAP) (thousands) 17,995 17,869 Shares used for diluted computation (adjusted) (thousands) 18,027 17,869 Reconciliation of adjusted airline-only earnings per share and adjusted airline-only net income (millions except share and per share amounts) 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, ratification bonuses, and corporate restructuring cost), the pending sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. * Note that amounts may not recalculate due to rounding

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 18 Non-GAAP Financial Measures Reconciliation 1. Denotes non-GAAP figure 2. In 2025 and 2024, we recognized certain expenses as special charges related to Airline activities (including accelerated depreciation on airframes identified for early retirement, ratification bonuses, and corporate restructuring cost), the pending sale of Sunseeker Resort and Aileron Golf Course, and weather-related damages at Sunseeker Resort (net of recoveries). The adjusted numbers in this earnings release exclude the effect of these special charges. * Note that amounts may not recalculate due to rounding Three Months Ended June 30, Six Months Ended June 30, Consolidated EBITDA and adjusted consolidated EBITDA (millions) 2025 2024 2025 2024 Net income (loss) as reported (GAAP) $ (65.2) $ 13.7 $ (33.1) $ 12.8 Interest expense, net 20.8 16.8 43.2 33.5 Income tax expense (benefit) (23.4) 4.3 (13.6) 3.9 Depreciation and amortization 68.5 65.4 131.8 129.2 Consolidated EBITDA(1) $ 0.8 $ 100.2 $ 128.4 $ 179.4 Special charges(2) 117.9 18.1 116.4 31.2 Adjusted consolidated EBITDA(1)(2) $ 118.7 $ 118.3 $ 244.8 $ 210.6 Adjusted airline-only EBITDA (millions) Airline income before income taxes as reported (GAAP) $ 29.7 $ 35.5 $ 79.3 $ 48.0 Airline special charges(2) 14.6 20.1 16.0 35.0 Airline interest expense, net 13.2 11.4 23.7 23.0 Airline depreciation and amortization 65.0 59.3 124.7 117.2 Adjusted airline-only EBITDA(1)(2) $ 122.5 $ 126.3 $ 243.7 $ 223.3